SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper State Tax-Free Income Series shareholders of each series were asked to vote on two separate issues: approval of the new Investment Management Agreement between the funds and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirement as to certain other matters. The following are the results.

KEMPER CALIFORNIA TAX-FREE INCOME FUND

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain
      86,108,120  2,080,528   4,325,156

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                        Broker
     For       Against     Abstain    Non-Votes
  62,693,090  3,967,000   8,202,220   17,651,493

Investment policies

                                        Broker
     For       Against     Abstain    Non-Votes
  62,714,558  3,934,234   8,213,518   17,651,493

Diversification

                                        Broker
     For       Against     Abstain    Non-Votes
  62,732,669  3,916,123   8,213,518   17,651,493

Borrowing

                                        Broker
     For       Against     Abstain    Non-Votes
  62,709,398  3,939,395   8,213,518   17,651,493

Senior securities

                                        Broker
     For       Against     Abstain    Non-Votes
  62,786,289  3,862,503   8,213,518   17,651,493

Concentration

                                        Broker
     For       Against     Abstain    Non-Votes
  62,770,492  3,878,300   8,213,518   17,651,493

Underwriting of securities

                                        Broker
     For       Against     Abstain    Non-Votes
  62,772,699  3,876,093   8,213,518   17,651,493

Investment in real estate

                                        Broker
     For       Against     Abstain    Non-Votes
  62,751,109  3,897,683   8,213,518   17,651,493

Purchase of commodities

                                        Broker
     For       Against     Abstain    Non-Votes
  62,714,472  3,934,320   8,213,518   17,651,493

Lending

                                        Broker
     For       Against     Abstain    Non-Votes
  62,690,425  3,958,367   8,213,518   17,651,493

Margin purchases and short sales

                                        Broker
     For       Against     Abstain    Non-Votes
  62,608,600  4,040,192   8,213,518   17,651,493

Pledging of assets

                                        Broker
     For       Against     Abstain    Non-Votes
  62,685,927  3,962,865   8,213,518   17,651,493

Purchases of options and warrants

                                        Broker
     For       Against     Abstain    Non-Votes
  62,673,768  3,975,024   8,213,518   17,651,493

Investment other than in accordance with objectives and policies

                                        Broker
     For       Against     Abstain    Non-Votes
  62,475,973  4,172,819   8,213,518   17,651,493

SHAREHOLDERS' MEETING

KEMPER FLORIDA TAX-FREE INCOME FUND

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      7,338,702  147,581   206,890

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                      Broker
         For     Against   Abstain   non-votes
      5,212,814  746,891   372,876   1,360,591

Investment policies

                                      Broker
         For     Against   Abstain   non-votes
      5,213,365  746,340   372,876   1,360,591

Diversification

                                      Broker
         For     Against   Abstain   non-votes
      5,213,365  746,340   372,876   1,360,591

Borrowing

                                      Broker
         For     Against   Abstain   non-votes
      5,182,194  777,512   372,876   1,360,591

Senior securities

                                      Broker
         For     Against   Abstain   non-votes
      5,213,365  746,340   372,876   1,360,591

Concentration

                                      Broker
         For     Against   Abstain   non-votes
      5,213,365  746,340   372,876   1,360,591

Underwriting of securities

                                      Broker
         For     Against   Abstain   non-votes
      5,213,365  746,340   372,876   1,360,591

Investment in real estate

                                      Broker
         For     Against   Abstain   non-votes
      5,212,029  747,677   372,876   1,360,591

Purchase of commodities

                                      Broker
         For     Against   Abstain   non-votes
      5,188,974  770,732   372,876   1,360,591

Lending

                                      Broker
         For     Against   Abstain   non-votes
      5,211,535  748,171   372,876   1,360,591

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   non-votes
      5,169,232  790,473   372,876   1,360,591

Pledging of assets

                                      Broker
         For     Against   Abstain   non-votes
      5,199,684  760,022   372,876   1,360,591

Purchases of options and warrants

                                      Broker
         For     Against   Abstain   non-votes
      5,194,790  764,916   372,876   1,360,591

Investment other than in accordance with objectives and policies

                                      Broker
         For     Against   Abstain   non-votes
      5,164,388  795,318   372,876   1,360,591

SHAREHOLDERS' MEETING

KEMPER NEW YORK TAX-FREE INCOME FUND

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain
      18,496,060  305,314     846,454

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                         Broker
         For      Against    Abstain    non-votes
      13,349,321  532,086   1,455,325   4,311,095

Investment policies

                                         Broker
         For      Against    Abstain    non-votes
      13,343,922  536,319   1,456,491   4,311,095

Diversification

                                         Broker
         For      Against    Abstain    non-votes
      13,345,429  534,812   1,456,491   4,311,095

Borrowing

                                         Broker
         For      Against    Abstain    non-votes
      13,337,226  543,015   1,456,491   4,311,095

Senior securities

                                         Broker
         For      Against    Abstain    non-votes
      13,347,663  532,578   1,456,491   4,311,095

Concentration

                                         Broker
         For      Against    Abstain    non-votes
      13,345,777  534,464   1,456,491   4,311,095

Underwriting of securities

                                         Broker
         For      Against    Abstain    non-votes
      13,347,176  533,065   1,456,491   4,311,095

Investment in real estate

                                         Broker
         For      Against    Abstain    non-votes
      13,344,531  535,710   1,456,491   4,311,095

Purchase of commodities

                                         Broker
         For      Against    Abstain    non-votes
      13,319,106  561,135   1,456,491   4,311,095

Lending

                                         Broker
         For      Against    Abstain    non-votes
      13,342,944  537,297   1,456,491   4,311,095

Margin purchases and short sales

                                         Broker
         For      Against    Abstain    non-votes
      13,325,195  555,046   1,456,491   4,311,095

Pledging of assets

                                         Broker
         For      Against    Abstain    non-votes
      13,310,645  569,596   1,456,491   4,311,095

Purchases of options and warrants

                                         Broker
         For      Against    Abstain    non-votes
      13,315,390  564,851   1,456,491   4,311,095

Investment other than in accordance with objectives and policies

                                         Broker
         For      Against    Abstain    non-votes
      13,271,193  609,048   1,456,491   4,311,095

SHAREHOLDERS' MEETING

KEMPER OHIO TAX-FREE INCOME FUND

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      3,315,028  21,342    117,843

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                      Broker
         For     Against   Abstain   non-votes
      2,114,402  86,724    253,714    999,373

Diversification

                                      Broker
         For     Against   Abstain   non-votes
      2,114,402  86,724    253,714    999,373

Borrowing

                                      Broker
         For     Against   Abstain   non-votes
      2,114,443  86,684    253,714    999,373

Senior securities

                                      Broker
         For     Against   Abstain   non-votes
      2,114,443  86,684    253,714    999,373

Concentration

                                      Broker
         For     Against   Abstain   non-votes
      2,114,443  86,684    253,714    999,373

Underwriting of securities

                                      Broker
         For     Against   Abstain   non-votes
      2,114,443  86,684    253,714    999,373

Investment in real estate

                                      Broker
         For     Against   Abstain   non-votes
      2,114,443  86,684    253,714    999,373

Purchase of commodities

                                      Broker
         For     Against   Abstain   non-votes
      2,111,997  89,130    253,714    999,373

Lending

                                      Broker
         For     Against   Abstain   non-votes
      2,114,443  86,684    253,714    999,373

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   non-votes
      2,111,997  89,130    253,714    999,373

Pledging of assets

                                      Broker
         For     Against   Abstain   non-votes
      2,114,443  86,684    253,714    999,373

Purchases of options and warrants

                                      Broker
         For     Against   Abstain   non-votes
      2,111,997  89,130    253,714    999,373

Investment other than in accordance with objectives and policies

                                      Broker
         For     Against   Abstain   non-votes
      2,111,957  89,170    253,714    999,373



                                                                              47